November 15, 1994
Town & Country Corporation
Town & Country Fine Jewelry Group, Inc.
L.G. Balfour Company, Inc.
Gold Lance, Inc.
25 Union Street
Chelsea, Massachusetts 02150
Attention: Mr. Robert Hammon
           Chief Financial Officer

Re: Amended and Restated Collateral Sharing Agreement dated as of May 14,
    1983, by and among Fleet Precious Metals Inc. ("Fleet") and various consignors (the "Collateral Sharing Agreement") and the Consignment Agreements (as defined in the Collateral Sharing Agreement).

Gentlemen:

     Reference is made herein to the Consignment Agreements and to a certain letter dated October 18, 1994 (the "Termination Notice") sent by Rhode Island Hospital Trust National Bank ("RIHT") to Town & Country Corporation, Town & Country Fine Jewelry Group, Inc., L.G. Balfour Company, Inc. and Gold Lance, Inc. (collectively, the "Company") whereby RIHT indicated that it intended to terminate the Consignment Agreement between RIHT and the Company (the "RIHT Consignment Agreement"). This letter will confirm our understanding that RIHT has advised the Company and Fleet, as Agent under the Collateral Sharing Agreement that it intends to rescind said Termination Notice and that RIHT and the other consignors hereby agree that in the absence of the occurrence of an Event of Default (as defined in the consignment Agreements), the Consignors shall not terminate the Consignment Agreements on or before February 1, 1995, provided the following terms and conditions are met:

1. The Company shall reduce the outstanding balance of gold on consignment under each of the Consignment Agreements to the amounts specified as the of the dates specified:

                   Fleet         RIHT        ABN         Republic
December 1, 1994   38,402 fto   24,500 fto   9,013 fto   6,215 fto
January 1, 1995    37,227 fto   23,750 fto   8,692 fto   6,105 fto
February 1, 1995   36,051 fto   23,000 fto   8,461 fto   5,835 fto

2. On or before February 1, 1995, the Company shall supply to the Consignors a business plan for L.G. Balfour Company, Inc. which is reasonable satisfactory in all respect to the Consignors.

3. On or before February 1, 1995, the Company agrees to meet with the Consignors to discuss terms of their consignment arrangements for the future year.

Except as expressly provided herein, this letter agreement is entered into by the parties without prejudice to all rights and remedies Consignors have under their respective Consignment Agreements, any documents securing the obligations and indebtedness of the Company to Consignors or at law and nothing contained in this letter nor in any other communication between or among the Company and any one or more of the Consignors shall constitute a waiver of any such rights and remedies.

To evidence your consent to the foregoing, please execute this letter in the spaces provided below. This letter is effective if signed in counterparts.

                                          Very truly yours,
                                          FLEET PRECIOUS METALS INC.,
                                          individually and as Agent for the
                                          Consignors

                                          By: /s/ Anthony J. Capuano
                                            Title: President

Accepted and Agreed:

TOWN & COUNTRY CORPORATION                RHODE ISLAND HOSPITAL TRUST
                                          NATIONAL BANK

By: Francis X. Correra                    By: Jerry Zimmerman
  Title: Senior Vice President              Title: Vice President
  and CFO
TOWN & COUNTRY FINE JEWELRY               ABN-AMRO BANK, N.V.
GROUP, INC.

By: Francis X. Correra                    By: Jeffrey Sarfaty
  Title: Vice President and                 Title: Vice President
          Treasurer



L.G. BALFOUR COMPANY, INC.                REPUBLIC NATIONAL BANK OF NEW YORK

By: Francis X. Correra                    By: Daniel Mahni
  Title: Executive Vice President            Title: Senior Vice President
          and Treasurer

GOLD LANCE, INC.

By: Francis X. Correra
  Title: Treasurer